EXTENSION AGREEMENT

         This Extension Agreement (the "Agreement") is made and entered into as of the 12th day of May, 1998, by and between IFS International, Inc., a Delaware corporation (the "Company"), and Per Olof Ezelius, an individual residing at 21308 Blakely Shores Drive, Cornelius, North Carolina 28031 (the "Employee"), based upon the following:

                                    RECITALS

         A. On or about January 30, 1998, the Company acquired Network Controls International, Inc., a North Carolina corporation with its principal place of business at Nine Woodlawn Green, Charlotte, North Carolina 28217 ("NCI").

         B. Pursuant to an Employment Agreement executed by and between NCI and the Employee on January 30, 1998 (the "Employment Agreement"), the Employee is employed by NCI as its President and Chief Executive Officer for an initial term of three (3) years and three (3) months, commencing January 30, 1998, and ending April 30, 2001, unless sooner terminated under the terms and conditions of the Employment Agreement.

     C. The Employee also executed a Covenant Not to Compete with NCI on or about January 30, 1998 for a term of one (1) year, commencing upon expiration of the Employment Agreement (the "Covenant Not to Compete").

         D. The Company now desires to extend both the scope and term of the Covenant Not to Compete in recognition of the exceptional performance of the Employee's operating company (NCI) during the first three (3) months of post-merger operation, as well as the Employee's long-term value in the financial services marketplace, in exchange for consideration as set forth below.

                                    AGREEMENT

         Now therefore in consideration of the recitals set forth above and the mutual promises included in this Agreement, the parties agree as follows:

         1. Incorporation of Recitals. The recitals set forth above are incorporated herein by reference and made a material part hereof. Each party to this Agreement agrees that this Agreement has been entered into for and in consideration of the inducements contained in the provisions and recitals, as well as those contained in the balance of this Agreement.

         2. Covenant Not to Compete. The Employee hereby agrees to extend the term of the Covenant Not to Compete from a period of one (1) year to two (2) years, and further agrees that this Covenant Not to Compete shall include both the Company and NCI activities, whereas before it was limited to NCI activities only.

         3. Grant of Shares. On the terms and subject to the conditions set forth in this Agreement, the Company hereby grants to the Employee twenty-five thousand (25,000) shares (the "Shares") of its common stock (the "Common Stock"). The Employee acknowledges and agrees that the Shares have not been registered under the Securities Act of 1933, as amended.

         4. Grant of Options. On the terms and subject to the conditions set forth in this Agreement, the Company hereby grants to the Employee twenty-five thousand (25,000) options to purchase its Common Stock, each option entitling the holder thereof to purchase one (1) share of Common Stock at an exercise price equal to the fair market value of such Common Stock as of May 12, 1998 (the "Options"), pursuant to the 1998 IFS International, Inc. Stock Plan (the "Stock Plan").

                  The Employee hereby acknowledges and agrees that the qualification of the Options as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended, is contingent upon the approval of the Stock Plan by the stockholders of the Company. The Employee hereby further acknowledges and agrees that in the event the Company does not receive stockholder approval of the Stock Plan, the Options shall be non-qualified options.

     5. Cash Bonus. The Company hereby agrees to award the Employee with a cash bonus equal to one hundred thousand dollars ($100,000), to be paid no later than June 30, 1998.

         6. Representations and Warranties of Employee. The Employee hereby represents, warrants, covenants and agrees to and with the Company as follows:
(i) the Employee has the right, power and capacity to execute, deliver and perform this Agreement and to consummate the transaction contemplated in it;
(ii) all performance by the parties to date has been in accordance with the terms and conditions of the Plan and Merger Agreement between the Company, NCI Holdings, Inc., NCI Acquisition Corp., and the Employee dated January 30, 1998 (the "Merger Agreement"), and there are no breaches outstanding of any nature whatsoever; and (iii) this Agreement has been duly and validly executed and delivered by the Employee and constitutes the Employee's binding obligation, enforceable in accordance with its terms.

         7. Representations and Warranties of the Company. The Company hereby represents, warrants, covenants and agrees to and with the Employee as follows:
(i) the Company is duly organized, validly existing and in good standing under the laws of its state, territory or province of incorporation or organization, and has all requisite corporate or other power and authority to enter into this Agreement; (ii) all performance by the parties to date has been in accordance with the terms and conditions of the Merger Agreement, and there are no breaches outstanding of any nature whatsoever; and (iii) this Agreement has been duly and validly executed and delivered by the Company and constitutes the Company's binding obligation, enforceable in accordance with its terms.

         8.       Miscellaneous.

     8.1 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective successors and assigns.

                  8.2 Governing Law. This Agreement shall be deemed to be made in, and in any and all respects shall be interpreted, construed and governed by and in accordance with, the laws of the State of New York.

                  8.3 Severability. If any term or provision of this Agreement shall be determined to be invalid, illegal or unenforceable, then the remaining part of this Agreement shall be separated from the invalid, illegal or unenforceable term and shall not be affected thereby and shall continue in full force and effect and shall be construed as if the invalid, illegal or unenforceable terms had never been incorporated into it.

                  8.4  Headings.   The  paragraph  headings  contained  in  this
Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                  8.5 Further Assurances. Each party shall cooperate with the other, and execute and deliver, or cause to be executed and delivered, all such other instruments and take all such other actions as such party may be reasonably requested to take from time to time in order to effectuate the provisions and purposes of this Agreement.

                  8.6 Notices. Any notice which is given pursuant to this Agreement shall be given by personal delivery or by express mail, Federal Express, DHL or similar airborne/overnight delivery service, or by mailing such notice by first class or certified mail, return receipt requested, addressed to such party at the address set forth below, or to such other address as either party from time to time may designate by written notice. Notices delivered by overnight delivery service shall be deemed delivered the next business day following consignment for such delivery service. Mailed notices shall be deemed delivered and received in accordance with this provision three (3) days after deposit in the United States mail.

If to the Company, notices shall be addressed to it at the following address:

             David L. Hodge, President
             IFS International, Inc.
             Rensselaer Technology Park
             300 Jordan Road
             Troy, New York  12180

With a copy to:

             Andrew F. Pollet
             Pollet & Woodbury
             10900 Wilshire Boulevard, Suite 500
             Los Angeles, California  90024

and

If to the Employee, notices shall be addressed to him at the following address:

             Per Olof Ezelius
             21308 Blakely Shores Drive
             Cornelius, North Carolina  28031

or at any such place or places or to such other person or persons as shall be designated in writing by the parties hereto.

                  8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

                  8.8 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no warranties or representations made by either party outside of this Agreement. This Agreement may be modified only by a written instrument signed by each of the parties to this Agreement.

                  8.9 Arbitration. In the event that a controversy arises between the parties hereto with respect to the subject matter hereof and/or the transactions contemplated herein, the Company and the Employee hereby agree that such controversy shall be settled by final, binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment rendered by the arbitrator(s) may be entered in any court located in the County of Albany, State of New York, having jurisdiction thereof. In any arbitration relating to this Agreement, the arbitrator shall apply New York law.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            COMPANY:

                                            IFS International, Inc.,
                                            A Delaware corporation



                                            By:
                                                    David L. Hodge, President


                                            EMPLOYEE:




                                            Per Olof Ezelius